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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): FEBRUARY 13, 2001



                               GRANT PRIDECO, INC.
               (Exact name of registrant as specified in charter)


       DELAWARE                           001-15423                             76-0312499
(State of Incorporation)            (Commission File No.)          (I.R.S. Employer Identification No.)

   1450 LAKE ROBBINS DRIVE, SUITE 600
       THE WOODLANDS, TEXAS                                             77038
(Address of Principal Executive Offices)                              (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 297-8500


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ITEM 5.    OTHER EVENTS

         During the fourth quarter of 2000, Grant Prideco, Inc. ("the Company") adopted Staff Accounting Bulletin ("SAB") No. 101, "Revenue Recognition in Financial Statements". Attached as Exhibit 99.1 to this Form 8-K is a schedule setting forth certain unaudited quarterly and year end financial information for the year ended December 31, 2000 assuming we had adopted SAB 101 retroactively to January 1, 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       GRANT PRIDECO, INC.



Date:  February 13, 2001               /s/ Philip A. Choyce
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                                       Philip A. Choyce
                                       Vice President and
                                       General Counsel


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                                  Exhibit Index

99.1     Certain Unaudited Quarterly and Annual Financial Information